UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 28, 2013

PFIZER INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-3619 (Commission File (Number)	13-5315170 (I.R.S. Employer Identification No.)

235 East 42nd Street New York, New York	10017 (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 733-2323

Not Applicable (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On June 3, 2013, Pfizer Inc. (the “Company”) completed a public offering of $4,000,000,000 aggregate principal amount of notes comprised of $750,000,000 aggregate principal amount of its 0.900% Notes due 2017, $1,000,000,000 aggregate principal amount of its 1.500% Notes due 2018, $500,000,000 aggregate principal amount of its Floating Rate Notes due 2018, $1,000,000,000 aggregate principal amount of its 3.000% Notes due 2023 and $750,000,000 aggregate principal amount of its 4.300% Notes due 2043 (together, the “Notes”).

The offering of the Notes was made pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-181321) filed with the Securities and Exchange Commission on May 10, 2012.

In connection with the offering of the Notes, the Company entered into an underwriting agreement and related pricing agreement, each dated May 28, 2013, with Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and RBS Securities Inc., as representatives of the several underwriters named therein.

The Notes were issued pursuant to an indenture, dated as of January 30, 2001, between the Company and The Bank of New York Mellon (formerly known as The Bank of New York), as successor to JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as trustee, as supplemented by the third supplemental indenture, dated as of June 3, 2013, between the Company and The Bank of New York Mellon, as trustee.

The underwriting agreement, pricing agreement, indenture, third supplemental indenture (including forms of the Notes) and press release related to the offering are filed as exhibits to this Form 8-K and are incorporated herein by reference.

In addition, in connection with the offering of the Notes, the Company is filing a legal opinion regarding the validity of the Notes, attached as Exhibit 5.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 28, 2013.

1.2	Pricing Agreement, dated May 28, 2013.

4.1	Indenture, dated as of January 30, 2001 (incorporated by reference from the Company’s Current Report on Form 8-K filed on January 30, 2001).

4.2	Third Supplemental Indenture, dated June 3, 2013.

4.3	Form of 0.900% Notes due 2017 (included in Exhibit 4.2).

4.4	Form of 1.500% Notes due 2018 (included in Exhibit 4.2).

4.5	Form of Floating Rate Notes due 2018 (included in Exhibit 4.2).

4.6	Form of 3.000% Notes due 2023 (included in Exhibit 4.2).

4.7	Form of 4.300% Notes due 2043 (included in Exhibit 4.2).

5.1	Opinion of Bryan Supran, Senior Vice President and Associate General Counsel of the Company.

23.1	Consent of Bryan Supran, Senior Vice President and Associate General Counsel of the Company (included in Exhibit 5.1).

99.1	Press Release of the Company, dated May 28, 2013.

SIGNATURE

Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.

PFIZER INC.

By:	/s/ Matthew Lepore
Matthew Lepore
Vice President and Corporate Secretary

Dated: June 3, 2013

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 28, 2013.

1.2	Pricing Agreement, dated May 28, 2013.

4.1	Indenture, dated as of January 30, 2001 (incorporated by reference from the Company’s Current Report on Form 8-K filed on January 30, 2001).

4.2	Third Supplemental Indenture, dated June 3, 2013.

4.3	Form of 0.900% Notes due 2017 (included in Exhibit 4.2).

4.4	Form of 1.500% Notes due 2018 (included in Exhibit 4.2).

4.5	Form of Floating Rate Notes due 2018 (included in Exhibit 4.2).

4.6	Form of 3.000% Notes due 2023 (included in Exhibit 4.2).

4.7	Form of 4.300% Notes due 2043 (included in Exhibit 4.2).

5.1	Opinion of Bryan Supran, Senior Vice President and Associate General Counsel of the Company.

23.1	Consent of Bryan Supran, Senior Vice President and Associate General Counsel of the Company (included in Exhibit 5.1).

99.1	Press Release of the Company, dated May 28, 2013.

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